Exhibit 99.1

News Release

Contact:	Lauralee Martin
Title:	Chief Executive Officer, Americas and Global Chief Financial Officer
Phone:	+1 312 228 2073

Jones Lang LaSalle Reports First-Quarter 2013 Adjusted EPS of $0.36

Revenue of $856 million; fee revenue of $781 million

CHICAGO, April 30, 2013 – Jones Lang LaSalle Incorporated (NYSE: JLL) today reported adjusted earnings per share (“EPS”) of $0.36 for the first quarter of 2013. First-quarter revenue of $856 million was up 6 percent in local currency. Fee revenue was $781 million, an increase of 6 percent.

•	Revenue growth of 6 percent achieved against strong prior-year quarter

•	Capital Markets & Hotels outperformed markets in the Americas and EMEA

•	Solid EMEA performance driven by 12 percent fee revenue growth and cost discipline

•	Stable underlying business performance for LaSalle Investment Management against strong prior year, which had $20 million of equity earnings and incentive fees

•	10 percent increase in semi-annual dividend to $0.22 per share reflects confidence in cash generation

Summary Financial Results ($ in millions, except per share data)	Three Months Ended March 31,
	2013	2012

Revenue	$856	$813
Fee Revenue[1]	$781	$745
Adjusted Net Income[2]	$16	$22
U.S. GAAP Net Income	$13	$14
Adjusted Earnings per Share[2]	$0.36	$0.50
Earnings per Share	$0.29	$0.31
Adjusted EBITDA[3]	$48	$55
Adjusted EBITDA, Real Estate Services	$34	$27
Adjusted EBITDA, LaSalle Investment Management	$14	$28

See Financial Statement Notes (1), (2) and (3) following the Financial Statements in this news release

Jones Lang LaSalle Reports First-Quarter 2013 Results – Page 2

“We’re pleased with our opening quarter, which is in line with our expectations,” said Colin Dyer, CEO of Jones Lang LaSalle. “The performance of our regional real estate services showed overall improvement driven by fee revenue growth and cost actions taken last year. LaSalle Investment Management maintained good underlying performance and is positioned to increase assets under management.

Dyer continued, “With markets in a gradual but uneven cyclical upswing, we continue to grow market share, improve productivity and expand client relationships. We remain positive about our prospects for the year.”

Consolidated Revenue ($ in millions, “LC” = local currency)	Three Months Ended March 31,		% Change in LC
	2013	2012
Real Estate Services (“RES”)
Leasing	$229.2	$230.2	0%
Capital Markets & Hotels	120.7	88.7	37%
Property & Facility Management	251.1	240.4	6%
Property & Facility Management Fee Revenue[1]	212.1	201.1	7%
Project & Development Services	113.6	107.5	7%
Project & Development Services Fee Revenue[1]	77.1	78.4	(1%)
Advisory, Consulting and Other	81.7	79.0	5%

Total RES Revenue	$796.3	$745.8	8%

Total RES Fee Revenue[1]	$720.8	$677.4	7%

LaSalle Investment Management
Advisory Fees	$56.4	$57.3	(1%)
Transaction Fees & Other	3.1	1.8	72%
Incentive Fees	0.2	8.4	n/m

Total LaSalle Investment Management Revenue	$59.7	$67.5	(11%)

Total Firm Revenue	$856.0	$813.3	6%

Total Firm Fee Revenue[1]	$780.5	$744.9	6%

n/m – not meaningful

Consolidated Q1 Performance Highlights:

–	Consolidated fee revenue growth was driven by a 37 percent increase in Capital Markets & Hotels and a 12 percent fee revenue increase in local currency for the EMEA region.

Jones Lang LaSalle Reports First-Quarter 2013 Results – Page 3

–	LaSalle Investment Management’s advisory fees showed continued stability in advance of growth prospects from new investor mandates.

–	Consolidated operating expenses, excluding restructuring and acquisition charges, were $833 million, up 7 percent, primarily due to increased compensation costs from a larger employee base and improved performance.

Balance Sheet and Dividend

–	The firm’s total net debt was $870 million at quarter end, flat with the first quarter last year.

–	Net interest expense for the first quarter was $7.9 million, compared with $7.4 million in 2012; the firm’s low leverage, investment-grade balance sheet generated modest interest expense.

–	Reflecting confidence in the firm’s cash generation, the Board of Directors announced a semi-annual dividend of $0.22 per share, a 10 percent increase from the $0.20 per share payment made in December 2012.

Jones Lang LaSalle Reports First-Quarter 2013 Results – Page 4

Business Segment Performance Highlights

Americas Real Estate Services

Americas Revenue ($ in millions, “LC” = local currency)	Three Months Ended March 31,		% Change in LC
	2013	2012
Leasing	$152.3	$149.6	2%
Capital Markets & Hotels	38.7	27.9	39%
Property & Facility Management	108.5	101.4	7%
Property & Facility Management Fee Revenue[1]	89.4	85.6	5%
Project & Development Services	37.9	39.6	(4%)
Project & Development Services Fee Revenue[1]	37.7	39.5	(4%)
Advisory, Consulting and Other	24.1	22.9	6%

Operating Revenue	$361.5	$341.4	6%
Equity Earnings	0.2	0.1	n/m

Total Segment Revenue	$361.7	$341.5	6%

Total Segment Fee Revenue[1]	$342.4	$325.6	5%

n/m – not meaningful

Americas Q1 Performance Highlights:

–	Revenue growth was driven by Capital Markets & Hotels, up 39 percent, as market share gains continued.

–	Fee-based operating expenses were $328 million for the year, up a modest 4 percent.

–	Operating income was $15 million, up from $12 million in 2012. Operating income margin calculated on a fee revenue basis was 4.3 percent, up from 3.7 percent.

–	EBITDA was $25 million, up from $22 million in 2012. EBITDA margin calculated on a fee revenue basis was 7.3 percent, up from 6.7 percent.

Jones Lang LaSalle Reports First-Quarter 2013 Results – Page 5

EMEA Real Estate Services

EMEA Revenue ($ in millions, “LC” = local currency)	Three Months Ended March 31,		% Change in LC
	2013	2012
Leasing	$48.9	$47.3	4%
Capital Markets & Hotels	58.2	39.2	50%
Property & Facility Management	42.7	42.6	0%
Property & Facility Management Fee Revenue[1]	40.4	41.2	(2%)
Project & Development Services	56.0	50.5	11%
Project & Development Services Fee Revenue[1]	24.1	24.2	0%
Advisory, Consulting and Other	39.1	38.4	3%

Operating Revenue	$244.9	$218.0	13%
Equity Earnings	—	—	n/m

Total Segment Revenue	$244.9	$218.0	13%

Total Segment Fee Revenue[1]	$210.7	$190.3	12%

n/m – not meaningful

EMEA Q1 Performance Highlights:

–	Revenue growth was driven by Capital Markets & Hotels and, geographically, by Russia and the UK.

–	Fee-based operating expenses were $212 million for the quarter, up 6 percent in local currency primarily due to increased variable compensation from improved transactional performance.

–	Adjusted operating income, which excludes King Sturge amortization, was a loss of $1 million, compared with an $8 million loss in 2012.

–	EBITDA was $3 million, compared with a loss of $4 million in 2012. EBITDA margin calculated on a fee revenue basis was 1.6 percent compared with a loss of 2.3 percent last year.

Jones Lang LaSalle Reports First-Quarter 2013 Results – Page 6

Asia Pacific Real Estate Services

Asia Pacific Revenue ($ in millions, “LC” = local currency)	Three Months Ended March 31,		% Change in LC
	2013	2012
Leasing	$28.0	$33.3	(15%)
Capital Markets & Hotels	23.8	21.6	12%
Property & Facility Management	99.9	96.4	8%
Property & Facility Management Fee Revenue[1]	82.3	74.3	14%
Project & Development Services	19.7	17.4	17%
Project & Development Services Fee Revenue[1]	15.3	14.7	7%
Advisory, Consulting and Other	18.5	17.6	7%

Operating Revenue	$189.9	$186.3	5%
Equity Earnings	0.1	0.1	n/m

Total Segment Revenue	$190.0	$186.4	5%

Total Segment Fee Revenue[1]	$168.0	$161.6	6%

n/m – not meaningful

Asia Pacific Q1 Performance Highlights:

–	Revenue growth was led by annuity growth in Property & Facility Management and transactional growth in Capital Markets & Hotels. Geographically, growth was driven by Hong Kong, China and Southeast Asia.

–	Fee-based operating expenses were $166 million for the quarter, up 10 percent in local currency, principally due to increased compensation costs from a higher employee base and annual base compensation increases effective in the second quarter of 2012.

–	Operating income was $2 million, compared with $7 million last year. Operating income margin calculated on a fee revenue basis was 1.5 percent, compared with 4.3 percent last year.

–	EBITDA was $6 million, compared with $10 million last year. EBITDA margin calculated on a fee revenue basis was 3.3 percent, compared with 6.2 percent last year.

Jones Lang LaSalle Reports First-Quarter 2013 Results – Page 7

LaSalle Investment Management

LaSalle Investment Management Revenue ($ in millions, “LC” = local currency)	Three Months Ended March 31,		% Change in LC
	2013	2012
Advisory Fees	$56.4	$57.3	(1%)
Transaction Fees & Other	3.1	1.8	72%
Incentive Fees	0.2	8.4	n/m

Operating Revenue	$59.7	$67.5	(11%)
Equity Earnings	5.2	11.7	(56%)

Total Segment Revenue	$64.9	$79.2	(17%)

n/m – not meaningful

LaSalle Investment Management Q1 Performance Highlights:

–	Advisory fees were $56 million for the quarter, consistent with quarterly averages throughout 2012.

–	Operating expenses were $52 million for the quarter, flat with 2012.

–	EBITDA was $14 million for the quarter, a margin of 21.2 percent, compared with $28 million in 2012, a margin of 34.8 percent. The year-over-year changes in total segment revenue and EBITDA were driven by the movement in equity earnings and incentive fees, a combined $5 million in 2013 compared with $20 million in 2012.

–	Assets under management were $47.7 billion as of March 31, 2013, compared with $47.0 billion at year-end 2012.

Jones Lang LaSalle Reports First-Quarter 2013 Results – Page 8

About Jones Lang LaSalle

Jones Lang LaSalle (NYSE: JLL) is a professional services and investment management firm offering specialized real estate services to clients seeking increased value by owning, occupying and investing in real estate. With annual revenue of $3.9 billion, Jones Lang LaSalle operates in 70 countries from more than 1,000 locations worldwide. On behalf of its clients, the firm provides management and real estate outsourcing services to a property portfolio of 2.6 billion square feet and completed $63 billion in sales, acquisitions and finance transactions in 2012. Its investment management business, LaSalle Investment Management, has $47.7 billion of real estate assets under management. For further information, visit www.jll.com.

200 East Randolph Drive Chicago Illinois 60601 | 22 Hanover Square London W1A 2BN | 9 Raffles Place #39-00 Republic Plaza Singapore 048619

Statements in this press release regarding, among other things, future financial results and performance, achievements, plans and objectives, and dividend payments may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives of Jones Lang LaSalle to be materially different from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include those discussed under “Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Quantitative and Qualitative Disclosures about Market Risk,” and elsewhere in Jones Lang LaSalle’s Annual Report on Form 10-K for the year ended December 31, 2012, and in other reports filed with the Securities and Exchange Commission. There can be no assurance that future dividends will be declared since the actual declaration of future dividends, and the establishment of record and payment dates, remains subject to final determination by the Company’s Board of Directors. Statements speak only as of the date of this release. Jones Lang LaSalle expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in Jones Lang LaSalle’s expectations or results, or any change in events.

Jones Lang LaSalle Reports First-Quarter 2013 Results – Page 9

Conference Call

The firm will conduct a conference call for shareholders, analysts and investment professionals on Tuesday, April 30 at 6:00 p.m. EDT.

To participate in the conference call, please dial into one of the following phone numbers five to ten minutes before the start time:

•	U.S. callers: +1 877 356 3887

•	International callers: +1 706 679 7364

•	Pass code: 35662726

Webcast

Follow these steps to listen to the webcast:

1.	You must have a minimum 14.4 Kbps Internet connection

2.	Log on to http://www.videonewswire.com/event.asp?id=93442 and follow instructions

3.	Download free Windows Media Player software: (link located under registration form)

4.	If you experience problems listening, send an email to prnwebcast@multivu.com

Supplemental Information

Supplemental information regarding the first-quarter 2013 earnings call has been posted to the Investor Relations section of the company’s website: www.jll.com.

Conference Call Replay

Available: 9:00 p.m. EDT Tuesday, April 30 through 11:59 p.m. EDT Wednesday, May 8 at the following numbers:

•	U.S. callers: + 1 855 859 2056

•	International callers: + 1 404 537 3406

•	Pass code: 35662726

Web Audio Replay

Audio replay will be available for download or stream. This information and link is also available on the company’s website: www.jll.com.

If you have any questions, email Jones Lang LaSalle’s Investor Relations department at JLLInvestorRelations@am.jll.com.

###

JONES LANG LASALLE INCORPORATED

Consolidated Statements of Operations

For the Three Months Ended March 31, 2013 and 2012

(in thousands, except share data)

(Unaudited)

	Three Months Ended March 31,
	2013	2012
Revenue	$855,988	$813,294

Operating expenses:
Compensation and benefits	563,720	537,516
Operating, administrative and other	249,921	232,596
Depreciation and amortization	19,079	19,659
Restructuring and acquisition charges	3,168	8,952

Total operating expenses	835,888	798,723

Operating income	20,100	14,571

Interest expense, net of interest income	(7,923)	(7,426)
Equity earnings from unconsolidated ventures	5,482	11,848

Income before income taxes and noncontrolling interest	17,659	18,993
Provision for income taxes	4,397	4,824

Net income	13,262	14,169

Net income attributable to noncontrolling interest	106	145

Net income attributable to the Company	$13,156	$14,024

Net income attributable to common shareholders	$13,156	$14,024

Basic earnings per common share	$0.30	$0.32

Basic weighted average shares outstanding	44,080,767	43,605,273

Diluted earnings per common share	$0.29	$0.31

Diluted weighted average shares outstanding	45,055,399	44,685,138

EBITDA	$44,555	$45,933

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED

Segment Operating Results

For the Three Months Ended March 31, 2013 and 2012

(in thousands)

(Unaudited)

	Three Months Ended March 31,
	2013	2012
REAL ESTATE SERVICES
AMERICAS
Revenue:
Operating revenue	$361,467	$341,428
Equity earnings	217	49

Total segment revenue	361,684	341,477
Gross contract costs[1]	(19,278)	(15,888)

Total segment fee revenue	342,406	325,589

Operating expenses:
Compensation, operating and administrative expenses	336,559	319,676
Depreciation and amortization	10,453	9,884

Total segment operating expenses	347,012	329,560
Gross contract costs[1]	(19,278)	(15,888)

Total fee-based segment operating expenses	327,734	313,672

Operating income	$14,672	$11,917

EBITDA	$25,125	$21,801

EMEA
Revenue:
Operating revenue	$244,905	$217,973
Equity earnings	—	14

Total segment revenue	244,905	217,987
Gross contract costs[1]	(34,207)	(27,702)

Total segment fee revenue	210,698	190,285

Operating expenses:
Compensation, operating and administrative expenses	241,525	222,369
Depreciation and amortization	4,983	6,202

Total segment operating expenses	246,508	228,571
Gross contract costs[1]	(34,207)	(27,702)

Total fee-based segment operating expenses	212,301	200,869

Operating loss	$(1,603)	$(10,584)

EBITDA	$3,380	$(4,382)

ASIA PACIFIC
Revenue:
Operating revenue	$189,901	$186,362
Equity earnings	114	52

Total segment revenue	190,015	186,414
Gross contract costs[1]	(21,997)	(24,820)

Total segment fee revenue	168,018	161,594

Operating expenses:
Compensation, operating and administrative expenses	184,449	176,360
Depreciation and amortization	3,128	3,088

Total segment operating expenses	187,577	179,448
Gross contract costs[1]	(21,997)	(24,820)

Total fee-based segment operating expenses	165,580	154,628

Operating income	$2,438	$6,966

EBITDA	$5,566	$10,054

LASALLE INVESTMENT MANAGEMENT
Revenue:
Operating revenue	$59,715	$67,531
Equity earnings	5,151	11,733

Total segment revenue	64,866	79,264
Operating expenses:
Compensation, operating and administrative expenses	51,107	51,706
Depreciation and amortization	516	486

Total segment operating expenses	51,623	52,192

Operating income	$13,243	$27,072

EBITDA	$13,759	$27,558

SEGMENT RECONCILING ITEMS:
Total segment revenue	$861,470	$825,142
Reclassification of equity earnings	5,482	11,848

Total revenue	$855,988	$813,294

Total operating expenses before restructuring charges	832,720	789,771

Operating income before restructuring charges	$23,268	$23,523

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED

Consolidated Balance Sheets

March 31, 2013, December 31, 2012 and March 31, 2012

(in thousands)

	March 31, 2013	December 31,	March 31, 2012
	(Unaudited)	2012	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$133,470	$152,159	$101,846
Trade receivables, net of allowances	913,615	996,681	807,650
Notes and other receivables	104,767	101,952	98,788
Warehouse receivables	137,445	144,257	—
Prepaid expenses	56,646	53,165	52,484
Deferred tax assets, net	52,050	50,831	49,078
Other	21,568	16,484	21,734

Total current assets	1,419,561	1,515,529	1,131,580

Property and equipment, net of accumulated depreciation	260,961	269,338	244,672
Goodwill, with indefinite useful lives	1,836,933	1,853,761	1,784,275
Identified intangibles, with finite useful lives, net of accumulated amortization	43,556	45,932	49,241
Investments in real estate ventures	272,161	268,107	236,298
Long-term receivables	64,698	58,881	53,477
Deferred tax assets, net	189,176	197,892	199,205
Other	148,201	142,059	130,179

Total assets	$4,235,247	$4,351,499	$3,828,927

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$399,832	$497,817	$403,758
Accrued compensation	413,705	685,718	381,813
Short-term borrowings	37,798	32,233	28,599
Deferred tax liabilities, net	10,113	10,113	6,044
Deferred income	59,396	76,152	50,165
Deferred business acquisition obligations	119,302	105,772	32,736
Warehouse facility	137,445	144,257	—
Other	101,637	109,909	90,458

Total current liabilities	1,279,228	1,661,971	993,573

Noncurrent liabilities:
Credit facilities	470,000	169,000	632,000
Long-term senior notes	275,000	275,000	—
Deferred tax liabilities, net	3,106	3,106	7,646
Deferred compensation	82,936	75,320	62,309
Pension liabilities	2,712	5,281	17,025
Deferred business acquisition obligations	100,847	107,661	276,226
Minority shareholder redemption liability	19,707	19,489	18,542
Other	71,201	75,415	66,888

Total liabilities	2,304,737	2,392,243	2,074,209

Company shareholders’ equity:
Common stock, $.01 par value per share, 100,000,000 shares authorized; 44,084,721 44,054,042 and 43,624,291 shares issued and outstanding as of March 31, 2013, December 31, 2012 and March 31, 2012, respectively	441	441	436
Additional paid-in capital	939,058	932,255	915,352
Retained earnings	1,030,284	1,017,128	841,321
Shares held in trust	(7,558)	(7,587)	(7,153)
Accumulated other comprehensive (loss) income	(39,679)	8,946	1,917

Total Company shareholders’ equity	1,922,546	1,951,183	1,751,873
Noncontrolling interest	7,964	8,073	2,845

Total equity	1,930,510	1,959,256	1,754,718

Total liabilities and equity	$4,235,247	$4,351,499	$3,828,927

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED

Summarized Consolidated Statements of Cash Flows

For the Three Months Ended March 31, 2013 and 2012

(in thousands)

(Unaudited)

	Three Months Ended March 31,
	2013	2012
Cash used in operating activities	$(301,456)	$(196,122)
Cash used in investing activities	(20,777)	(16,149)
Cash provided by financing activities	303,544	129,663

Net decrease in cash and cash equivalents	$(18,689)	(82,608)
Cash and cash equivalents, beginning of period	152,159	184,454

Cash and cash equivalents, end of period	$133,470	$101,846

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED

Financial Statement Notes

1.	Consistent with U.S. GAAP (“GAAP”), gross contract vendor and subcontractor costs (“gross contract costs”) which are managed on certain client assignments in the Property & Facility Management and Project & Development Services business lines are presented on a gross basis in both revenue and operating expenses. Gross contract costs are excluded from revenue and operating expenses in determining “fee revenue” and “fee-based operating expenses”, respectively. Excluding these costs from revenue and operating expenses more accurately reflects how the firm manages its expense base and its operating margins. Adjusted operating income excludes the impact of restructuring and acquisition charges and intangible amortization related to the King Sturge acquisition. “Adjusted operating income margin” is calculated by dividing adjusted operating income by fee revenue. Below are reconciliations of revenue and operating expenses to fee revenue and fee-based operating expenses, as well as adjusted operating income margin calculations, for the three months ended March 31, 2013, and 2012.

	Three Months Ended
	March 31,
($ in millions)	2013	2012
Revenue	$856.0	$813.3
Gross contract costs	(75.5)	(68.4)

Fee revenue	$780.5	$744.9

Operating expenses	$835.9	$798.7
Gross contract costs	(75.5)	(68.4)

Fee-based operating expenses	$760.4	$730.3

Operating income	$20.1	$14.6

Add:
Restructuring and acquisition charges	3.2	9.0
King Sturge intangible amortization	0.6	2.1

Adjusted operating income	$23.9	$25.7

Adjusted operating income margin	3.1%	3.4%

2.	Charges excluded from GAAP net income attributable to common shareholders to arrive at adjusted net income for the three months ended March 31, 2013, and March 31, 2012, are restructuring and acquisition charges and intangible amortization related to the recent King Sturge acquisition. Below are reconciliations of GAAP net income attributable to common shareholders to adjusted net income and calculations of earnings per share (“EPS”) for each net income total:

	Three Months Ended
	March 31,
($ in millions, except per share data)	2013	2012
GAAP net income attributable to common shareholders	$13.2	$14.0
Shares (in 000s)	45,055	44,685

GAAP earnings per share	$0.29	$0.31

GAAP net income attributable to common shareholders	$13.2	$14.0
Restructuring and acquisition charges, net	2.4	6.7
Intangible amortization, net	0.4	1.6

Adjusted net income	$16.0	$22.3
Shares (in 000s)	45,055	44,685

Adjusted earnings per share	$0.36	$0.50

3.	Adjusted EBITDA represents earnings before interest expense, net of interest income, income taxes, depreciation and amortization, adjusted for restructuring and acquisition charges. Although adjusted EBITDA and EBITDA are non-GAAP financial measures, they are used extensively by management and are useful to investors and lenders as metrics for evaluating operating performance and liquidity. EBITDA is used in the calculations of certain covenants related to the firm’s revolving credit facility. However, adjusted EBITDA and EBITDA should not be considered as an alternative to net income determined in accordance with GAAP. Because adjusted EBITDA and EBITDA are not calculated under GAAP, the firm’s adjusted EBITDA and EBITDA may not be comparable to similarly titled measures used by other companies.

Below is a reconciliation of net income to EBITDA and adjusted EBITDA (in thousands):

	Three Months Ended
	March 31,
	2013	2012
Net income attributable to common shareholders	$13,156	$14,024
Add:
Interest expense, net of interest income	7,923	7,426
Provision for income taxes	4,397	4,824
Depreciation and amortization	19,079	19,659

EBITDA	$44,555	$45,933

Add:
Restructuring and acquisition charges	3,168	8,952

Adjusted EBITDA	$47,723	$54,885

4.	Restructuring and acquisition charges are excluded from segment operating results, although they are included for consolidated reporting. For purposes of segment operating results, the allocation of restructuring charges to the segments has been determined not to be meaningful to investors, so the performance of segment results has been evaluated without allocation of these charges.

5.	Intangible amortization from the second-quarter 2011 King Sturge acquisition is included in depreciation and amortization in the firm’s consolidated results, as well as in EMEA’s segment results, but has been excluded from adjusted operating income and adjusted net income.

6.	Each geographic region offers the firm’s full range of Real Estate Services businesses consisting primarily of tenant representation and agency leasing; capital markets; property management and facilities management; project and development services; and advisory, consulting and valuations services. The Investment Management segment provides investment management services to institutional investors and high-net-worth individuals.

7.	The consolidated statements of cash flows are presented in summarized form. For complete consolidated statements of cash flows, please refer to the firm’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, to be filed with the Securities and Exchange Commission shortly.

8.	EMEA refers to Europe, Middle East and Africa. MENA refers to Middle East and North Africa. Greater China includes China, Hong Kong, Macau and Taiwan. Southeast Asia refers to Singapore, Indonesia, Philippines, Thailand and Vietnam.

9.	Certain prior year amounts have been reclassified to conform to the current presentation.